                                                                  Exhibit 99.(e)

                                   SCHEDULE I

                             DISTRIBUTION AGREEMENT
                             WELLS FARGO FUNDS TRUST

                         100% Treasury Money Market Fund
                           Aggressive Allocation Fund
                                Asia Pacific Fund
                              Asset Allocation Fund
                            C&B Large Cap Value Fund
                             C&B Mid Cap Value Fund
                      California Limited-Term Tax-Free Fund
                            California Tax-Free Fund
                    California Tax-Free Money Market Fund/1/
                    California Tax-Free Money Market Trust/1/
                               Capital Growth Fund
                        Cash Investment Money Market Fund
                             Colorado Tax-Free Fund
                                Common Stock Fund
                          Conservative Allocation Fund
                                 Discovery Fund
                              Diversified Bond Fund
                             Diversified Equity Fund
                           Diversified Small Cap Fund
                              Emerging Growth Fund
                          Emerging Markets Equity Fund
                              Endeavor Select Fund
                                 Enterprise Fund
                               Equity Income Fund
                                Equity Value Fund
                          Government Money Market Fund
                           Government Securities Fund
                                   Growth Fund
                              Growth Balanced Fund
                               Growth Equity Fund
                           Heritage Money Market Fund
                                High Income Fund
                                Income Plus Fund
                                   Index Fund
                          Inflation-Protected Bond Fund
                         Intermediate Tax/AMT-Free Fund
                             International Core Fund
                            International Equity Fund

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/1/ On August 12, 2009, the Board of Trustees approved a fundamental investment policy change for the California Tax-Free Money Market Fund and California Tax-Free Money Market Trust. Upon shareholder approval the fundamental investment policy and the Fund names will change to the California Municipal Money Market Fund and California Municipal Money Market Trust, effective December 1, 2009.

                            International Value Fund
                           Large Cap Appreciation Fund
                              Large Cap Growth Fund
                             Large Company Core Fund
                            Large Company Value Fund
                            Large Company Growth Fund
                   Managed Account CoreBuilder Shares Series G
                   Managed Account CoreBuilder Shares Series M
                            Mid Cap Disciplined Fund
                               Mid Cap Growth Fund
                           Minnesota Money Market Fund
                             Minnesota Tax-Free Fund
                             Moderate Balanced Fund
                                Money Market Fund
                               Money Market Trust
                               Municipal Bond Fund
                           Municipal Money Market Fund
                      National Tax-Free Money Market Trust
                       National Tax-Free Money Market Fund
                                Opportunity Fund
                           Overland Express Sweep Fund
                       Prime Investment Money Market Fund
                       Short Duration Government Bond Fund
                              Short-Term Bond Fund
                         Short-Term High Yield Bond Fund
                         Short-Term Municipal Bond Fund
                           Small Cap Disciplined Fund
                              Small Cap Growth Fund
                          Small Cap Opportunities Fund
                              Small Cap Value Fund
                            Small Company Growth Fund
                            Small Company Value Fund
                            Small/Mid Cap Value Fund
                           Social Sustainability Fund
                       Specialized Financial Services Fund
                           Specialized Technology Fund
                               Stable Income Fund
                              Strategic Income Fund
                        Strategic Small Cap Value Fund/2/
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

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/2/ On June 2, 2009, the Board of Trustees approved the liquidation of the Strategic Small Cap Value Fund effective on or about August 21, 2009.

                                Target 2035 Fund
                                Target 2040 Fund
                                Target 2045 Fund
                                Target 2050 Fund
                                Target Today Fund
                             Total Return Bond Fund
                         Treasury Plus Money Market Fund
                                 U.S. Value Fund
                          Ultra Short-Term Income Fund
                     Ultra Short-Term Municipal Income Fund
                 WealthBuilder Conservative Allocation Portfolio
                         WealthBuilder Equity Portfolio
                    WealthBuilder Growth Allocation Portfolio
                     WealthBuilder Growth Balanced Portfolio
                    WealthBuilder Moderate Balanced Portfolio
                     WealthBuilder Tactical Equity Portfolio
                             Wisconsin Tax-Free Fund

Most recent annual approval by the Board of Trustees: March 27, 2009 Schedule I
Amended: August 12, 2009